SUB-ITEM 77Q1: Exhibits
THE HARTFORD MUTUAL FUNDS, INC.
ARTICLES OF AMENDMENT
(a)	Copies of any material amendments to the
registrant's charter or bylaws:

(a.1.) Articles Supplementary dated October 27,
2014, which established Class R6 Shares for the Funds, was previously filed with the SEC as exhibit a.(xv) to Post-Effective Amendment
No. 134 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 7, 2014 (SEC Accession No.
0001104659-14-078338) and incorporated herein by reference.

(a.2.) Articles Supplementary dated November 27,
2015, which classified shares of common stock of existing Funds, was previously filed with the SEC as exhibit a.(xvi) to Post-Effective Amendment No.
136 to the Registrant's Registration Statement on
Form N-1A filed with the SEC on December 19,
2014 (SEC Accession No. 0001104659-14-087896)
and incorporated herein by reference.

(a.3.) Articles Supplementary dated February 18,
2015, which reclassified all classes of certain
Funds, was previously filed with the SEC as exhibit a.(xvii) to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-
1A filed with the SEC on February 27, 2015 (SEC
Accession No. 0001104659-15-015168) and
incorporated herein by reference.

(a.4.) Articles Supplementary dated March 24,
2015.
THE HARTFORD MUTUAL FUNDS, INC.
ARTICLES OF AMENDMENT
The Hartford Mutual Funds, Inc., a Maryland corporation registered as an open-end management investment company under the
Investment Company Act of 1940 (the
"Corporation"), hereby certifies to the State
Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the
"Charter") is hereby amended to change the name of the following series of common stock of the Corporation as set forth below:

      Current Name
	New Name
The Hartford Disciplined Equity Fund
Hartford Core Equity Fund

SECOND: The foregoing amendment to the Charter was approved by a majority of the entire
Board of Directors of the Corporation and was limited to a change expressly authorized by Section
2-605(a)(2) of the Maryland General Corporation
Law without action by the stockholders.

THIRD: These Articles of Amendment shall be effective at 12:01 a.m. on March 31, 2015.

FOURTH: The undersigned officer of the
Corporation acknowledges these Articles of
Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has
caused these Articles of Amendment to be signed in its name and on its behalf by its Vice
President and attested to by its Assistant Secretary on this 24th day of March, 2015.

ATTEST: 			THE HARTFORD
MUTUAL FUNDS, INC.

/s/ Alice A. Pellegrino 		By: /s/ Edward
P. Macdonald (SEAL)
Alice A. Pellegrino 			Edward P.
Macdonald
Assistant Secretary 			Vice President

(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities and of any amendments to constituent instruments referred to in answer to sub-item 77I:

(d.1.) Articles Supplementary dated October 27,
2014, which established Class R6 Shares for the Funds, was previously filed with the SEC as exhibit a.(xv) to Post-Effective Amendment
No. 134 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 7, 2014 (SEC Accession No.
0001104659-14-078338) and incorporated herein by reference.

(d.2.) Amended and Restated Multiple Class Plan
Pursuant to Rule 18f-3, which was amended and restated in connection with the offering of Class R6
Shares, was previously filed with the SEC as exhibit
n. to Post-Effective Amendment No. 134 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 7, 2014 (SEC
Accession No. 0001104659-14- 078338) and
incorporated herein by reference.




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